UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2019

10x Genomics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39035	45-5614458
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6230 Stoneridge Mall Road

Pleasanton, California 94588

(925) 401-7300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	TXG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

The Germany Action

As previously disclosed, on February 13, 2018, Bio-Rad Laboratories, Inc. (“Bio-Rad”) filed suit against 10x Genomics, Inc. (the “Company”) in Germany in the Munich Region Court (the “Court”) alleging that the Company’s Chromium instruments, GEM microfluidic chips and certain accessories infringe German Utility Model No. DE 20 2011 110 979 (the “German Utility Model”). The German Utility Model expires on November 1, 2021. Bio-Rad sought an injunction prohibiting sales of these products in Germany, unspecified damages and a recall of such products that were sold in Germany subsequent to February 13, 2018. An initial hearing was held on November 28, 2018, and a subsequent hearing was held on May 15, 2019. The Court issued a ruling on November 20, 2019. The Court ruled that the Company’s GEM microfluidic chips, as well as certain Chromium instruments and accessories used with GEM microfluidic chips, infringed the German Utility Model. The Court issued an injunction with respect to such GEM microfluidic chips, Chromium instruments and accessories used with such systems, prohibiting among other things the sale of these products in Germany and the importation of such products into Germany. The Court found that the Company is obligated to compensate Bio-Rad for unspecified damages and required that these products be recalled from distribution channels in Germany. The Court further found that the Company has to bear the statutory costs of the legal dispute in a minimum amount of at least 61,000 Euros. The remedies, including the injunction, will take effect once enforced upon the posting of a bond. The Court’s ruling did not address the Company’s Next GEM products, which were not accused in this action and which constitute the majority of the Company’s sales in Germany.

The Company previously filed an action for cancellation of the German Utility Model with the German Patent and Trademark Office on September 5, 2018. A hearing in the cancellation proceedings has not been scheduled yet.

The information furnished pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

10x Genomics, Inc.

	By:	/s/ Justin McAnear
	Name:	Justin McAnear
	Title:	Chief Financial Officer

Date: November 25, 2019